Exhibit 32.0

CERTIFICATIONS

PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual Report of Reading International, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, James J. Cotter and Andrzej Matyczynski, the Chief Executive Officer and the Chief Financial Officer, respectively, of the Company, each certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James J. Cotter James J. Cotter Chief Executive Officer March 12, 2004	/s/ Andrzej Matyczynski Andrzej Matyczynski Chief Financial Officer March 12, 2004